UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

SYNLOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37566	26-1824804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney St., Suite 402 Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 401-9975

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SYBX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 28, 2023, Synlogic, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Chardan Capital Markets, LLC, as underwriter (the “Underwriter”), pursuant to which the Company agreed to issue and sell 3,921,928 shares of its common stock (the “Shares”), pre-funded warrants to purchase up to 3,472,435 shares of its common stock (the “Pre-Funded Warrants”) and accompanying common stock warrants to purchase up to 7,394,363 shares of its common stock (the “Purchase Warrants”) to the Underwriter (the “Offering”). Each full Share will be sold together with one Purchase Warrant at the public offering price of $2.84 per share, less underwriting discounts and commissions. Each full Pre-Funded Warrant will be sold together with one Purchase Warrant at a public offering price of $2.839 per Pre-Funded Warrant, which represents the per Share and Purchase Warrant public offering price less a $0.001 per share exercise price for each such Pre-Funded Warrant. Each full Purchase Warrant is exercisable for one share of the Company’s common stock at an exercise price of $3.408 per whole share of common stock and expires five years from the date of issuance. The institutional investors that participated in the offering included New Enterprise Associates, Inc. (NEA), an additional major institutional investor, a member of the Synlogic Board of Directors, as well as other new and existing investors.

The Warrants are exercisable at any time after the date of issuance. A holder of Warrants may not exercise the Warrant if the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the number of shares of common stock outstanding immediately after giving effect to such exercise. A holder of Warrants may increase or decrease this percentage by providing at least 61 days’ prior notice to the Company.

The Underwriting Agreement contains customary representations, warranties and covenants, conditions to closing, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended.

The Offering is being made pursuant to the registration statement on Form S-1 (File No. 333-274421) that was initially filed by the Company with the Securities and Exchange Commission (“SEC”) on September 8, 2022, amended on September 27, 2023 and September 28, 2023, and declared effective by the SEC on September 28, 2022 and a registration statement on Form S-1 (File No. 333-274759).

The Company estimates that gross proceeds from the Offering will be $21.0 million, before deducting underwriting discounts and commissions and estimated Offering expenses. The Company intends to use the proceeds from the Offering (i) for the continued clinical development of labafenogene marselecobac (SYNB1934) for PKU, including the ongoing Phase 3 study, (ii) to prepare its manufacturing for a potential BLA filing should the Phase 3 study be successful, (iii) to further advance clinical development of SYNB1353 its clinical candidate for HCU, and (iv) for general corporate purposes. The Company anticipates existing cash and cash equivalents and the proceeds from this offering will be sufficient to fund our planned operations into the first half of 2025. The Company expects top-line data readout for the Synpheny-3 pivotal study of labafenogene marselecobac (SYNB1934) in PKU in the first half of 2025.

The Company expects the Offering to close on October 3, 2023, subject to the satisfaction of customary closing conditions.

The foregoing summaries of the form of Underwriting Agreement, form of Pre-Funded Warrants and form of Purchase Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 8.01 Other Information.

On September 29, 2023, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Form of Underwriting Agreement dated September 28, 2023

4.1	Form of Pre-Funded Warrant

4.2	Form of Purchase Warrant

99.1	Press release dated September 29, 2023

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected net proceeds of the Offering and the anticipated use of proceeds of the Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, the registration statement related to the Offering, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synlogic, Inc.

Date: September 29, 2023	By:	/s/ Michael Jensen
	Name:	Michael Jensen
	Title:	Chief Financial Officer